UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2010

ACI WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-25346 (Commission File Number)	47-0772104 (IRS Employer Identification No.)

120 Broadway, Suite 3350 New York, New York 10271 (Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (646) 348-6700
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This amendment to the initial Current Report on Form 8-K is being furnished to provide the disclosure contained in Item 2.02 below which was inadvertently omitted due to an administrative error.
Item 2.02. Results of Operation and Financial Condition.
     On February 25, 2009, ACI Worldwide, Inc. (“the Company”) issued a press release announcing its financial results for the three months and year ended December 31, 2009. The press release is listed as Exhibit 99.1 to this Current Report and is incorporated herein by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K filed February 25, 2010.
     The foregoing information (including the exhibits hereto) is being furnished under “Item 2.02- Results of Operations and Financial Condition” and Item 7.01- Regulation FD Disclosure.” Such information (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
     The filing of this report and the furnishing of this information pursuant to Items 2.02 and 7.01 do not mean that such information is material or that disclosure of such information is required.
Item 5.02. Entry Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
(b) On February 22, 2010, J. Ronald Totaro, Senior Vice President and Chief Operating Officer, notified ACI Worldwide, Inc. (the “Company”) that he will be resigning from the Company effective April 1, 2010. Mr. Totaro’s resignation did not result from any disagreement or dispute with the Company on any matter relating to its operations, polices or practices. The Company does not currently intend to replace the Chief Operating Officer position.
Item 7.01. Regulation FD Disclosure.
See “Item 2.02- Results of Operations and Financial Condition” above.
Item 9.01. Financial Statements and Exhibits.

99.1	Press Release dated February 25, 2010 (1)
99.2	Investor presentation materials dated February 25, 2010(2)

(1)	Incorporated by reference to Exhibit 99.1 to the registrant’s current report on Form 8-K filed on February 25, 2010

(2)	Incorporated by reference to Exhibit 99.2 to the registrant’s current report on Form 8-K filed on February 25, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACI WORLDWIDE, INC.
/s/ Tamar Gerber
Tamar Gerber, Vice President
Date: March 16, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 25, 2010 (1)
99.2	Investor presentation materials dated February 25, 2010(2)

(1)	Incorporated by reference to Exhibit 99.1 to the registrant’s current report on Form 8-K filed on February 25, 2010

(2)	Incorporated by reference to Exhibit 99.2 to the registrant’s current report on Form 8-K filed on February 25, 2010